BURNHAM INVESTORS TRUST

                   Supplement dated December 6, 2002
                to the Prospectus dated May 1, 2002 and
        the Statement of Additional Information dated May 1, 2002


THE FOLLOWING INFORMATION REPLACES AND SUPERCEDES ANY CONTRARY
INFORMATION CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL
INFORMATION:

On November 14, 2002, the Board of Trustees authorized the liquidation of the Burnham Dow 30 Focused Fund (the "Fund"). The liquidation is expected to occur as of December 27, 2002 (the "liquidation date"). Effective December 6, 2002, the Fund will no longer offer its shares to new or existing shareholders.

Prior to the Fund's liquidation, all or a substantial portion of its assets may be invested in cash, cash equivalents and debt securities with remaining maturities of less than one year. When invested in such instruments in anticipation of the liquidation, the Fund may not be able to achieve its investment objective.


THE FOLLOWING INFORMATION SUPPLEMENTS THE CORRESPONDING SECTION FOUND ON PAGE NINE OF THE PROSPECTUS:

DOW 30 FOCUSED FUND - FEES AND EXPENSES

After December 6, 2002 and through the liquidation date, the Fund will not charge a redemption fee on shares sold that were held for less than six months.


THE FOLLOWING INFORMATION SUPPLEMENTS THE CORRESPONDING SECTION FOUND ON PAGE TWENTY-SIX OF THE PROSPECTUS:

HOW TO BUY SHARES

Effective December 6, 2002, the Fund will no longer accept requests to purchase shares of the Fund, exchange into the Fund or establish new accounts in the Fund. The Fund may accept additional investments from established employer-sponsored retirement plan accounts. The Fund will allow transfers in connection with the re-registration of existing accounts.

Call Burnham Investors Trust at 1-800-462-2392 for more information.

                 INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                  WITH THE PROSPECTUS AND STATEMENT OF
               ADDITIONAL INFORMATION FOR FUTURE REFERENCE.